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                                                                    EXHIBIT 99.1


                       CERTIFICATE PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report on Form 10-K of Phillips-Van Heusen Corporation (the "Company") for the fiscal year ended February 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce J. Klatsky, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002,

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 21, 2003

By:  /s/  Bruce J. Klatsky
     ---------------------
Name:    Bruce J. Klatsky
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.